UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 22, 2019

CEN BIOTECH, INC.

(Exact name of registrant as specified in its charter)

Ontario, Canada	000-55557	-
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7405 Tecumseh Road East Suite 300

Windsor, Ontario

Canada

N8T 1G2

(Address of principal executive offices, including zip code)

(519) 419-4958

(Registrant’s telephone number, including area code)

Not applicable.

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

☑

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01	Regulation FD Disclosure.

On May 22, 2019, CEN Biotech, Inc. (the “Company”) sent an email letter (the “Email”) to the holders of its convertible notes (the “Holders”), informing the Holders of the Company’s entry into a Non-Binding Term Sheet on May 15, 2019, with Caduceus Software Systems Corp., a Wyoming corporation, as disclosed by the Company in its Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 16, 2019, and the transactions contemplated thereby.

A copy of the Email is furnished hereto as Exhibit 99.1. The information contained in the Email is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1*	Email Letter to Convertible Note Holders dated May 22, 2019 (furnished herewith).

*Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CEN Biotech, Inc.

Date: May 22, 2019	By:	/s/Joseph Byrne
Joseph Byrne
Chief Executive Officer